Concentration of Credit Risk	12 Months Ended
Dec. 31, 2022
Concentration of Credit Risk [Abstract]
Concentration of credit risk

Note 11 – Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and equivalents. A depositor has up to RMB 500,000 (approximately $72,000) insured by the People’s Bank of China Financial Stability Bureau (“FSD”). As of December 31, 2022 and 2021, approximately $37,574,000 and $25,572,000 was deposited in a bank located in the PRC was not insured by FSD. As of December 31, 2022 and 2021, approximately $3,421,345 and $928,913 was deposited on our trading platform trust account located in the PRC. The account is held at Ping An Bank and entrusted with Nanjing Jinwang Art Purchase E-commerce Co., Ltd., our related party. This balance is not covered by insurance. While management believes that these financial institutions and platform fund holder are of high credit quality, it continually monitors their credit worthiness.

Customer concentration risk

Three customers accounted for approximately 59.3%, 22.5% and 17.9% of the Company’s accounts receivable as of December 31, 2022 and two customers accounted for approximately 28.5% and 66.6% of the Company’s accounts receivable as of December 31, 2021.

	December 31, 2022		December 31, 2021
	Amount	%	Amount	%
Customer A	$43,075	59.3%	$47,054	28.5%
Customer B	$16,345	22.5%	$-	-
Customer C	$12,966	17.9%	$-	-
Customer D	$-	0.0%	$109,792	66.6%

All of the Company’s revenue was generated in the PRC.

Vendor concentration risk

One vendor, a related party accounted for 30.5%, 30.1% and 65.7% of the Company’s purchases for the years ended December 31, 2022, 2021 and 2020, respectively. There is no accounts payable concentration for the years ended December 31, 2022 and 2021.